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                                                                 EXHIBIT (10)(b)
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JOINT AND LAST SURVIVOR
VARIABLE UNIVERSAL LIFE INSURANCE
SUPPLEMENTAL APPLICATION

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK ("USL") Home Office: 390 Park Avenue, New York, NY 10022-4684
Administrative Center: P.O. Box 4880, Houston, TX 77210-4880

(This supplement must accompany the appropriate application for life insurance.)
NOTICE: The amount or the duration of the Death Benefit Proceeds and the Cash Value provided by the policy when based on the investment experience of a Separate Account, are variable, may increase or decrease, and not guaranteed as to the fixed dollar amount. Upon the owner's written request, USL will Provide an illustration of the benefits and values of the policy, including the
Death Benefits and the Cash Values.

The supplement and the application will be attached to and made a part of this policy.
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Applicant Information - Supplement to the application on the lives of
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
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Name of contingent insured                     Name of contingent insured                    Date of application for life insurance

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Allocation Percentages
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Investment Options    In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction
                      Allocation" column, indicate which investment options are to be used for the deduction of monthly charges.
                      Total allocations in each column must equal 100%. Use whole percentages only.

                                           PREMIUM    DEDUCTION                                               PREMIUM    DEDUCTION
                                          ALLOCATION  ALLOCATION                                             ALLOCATION  ALLOCATION
                                          ----------  ----------                                             ----------  ----------
USL Declared Fixed Interest Account (242)   _____%     _____%     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
                                                                  Mid-Cap Growth Division (227)                    _____%     ____%
AIM VARIABLE INSURANCE FUNDS
AIM V.I. International Growth Division (201)_____%     _____%     PIMCO VARIABLE INSURANCE TRUST
AIM V.I. Premier Equity Division (202)      _____%     _____%     PIMCO Real Return Division (229)                 _____%     _____%
                                                                  PIMCO Short-Term Division (228)                  _____%     _____%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                        PIMCO Total Return Division (230)                _____%     _____%
VP Value Division (203)                     _____%     _____%
                                                                  PUTNAM VARIABLE TRUST
AYCO SERIES TRUST                                                 Putnam VT Diversified Income Division (231)      _____%     _____%
Ayco Growth Division (211)                  _____%     _____%     Putnam VT Growth and Income Division (232)       _____%     _____%
                                                                  Putnam VT Int'I Growth and Income Division (233) _____%     _____%
CREDIT SUISSE TRUST
Small Cap Growth Division (241)             _____%     _____%     SAFECO RESOURCE SERIES TRUST
                                                                  Equity Division (234)                            _____%     _____%
DREYFUS INVESTMENT PORTFOLIOS                                     Growth Opportunities Division (235)              _____%     _____%
MidCap Stock Division (214)                 _____%     _____%
                                                                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
DREYFUS VARIABLE INVESTMENT FUND                                  Equity Growth Division (236)                     _____%     _____%
Quality Bond Division (212)                 _____%     _____%     High Yield Division (237)                        _____%     _____%
Small Cap Division (213)                    _____%     _____%
                                                                  VALIC COMPANY I
FIDELITY VARIABLE INSURANCE PRODUCTS FUND                         International Equities Division (204)            _____%     _____%
VIP Equity-Income Division (215)            _____%     _____%     Mid Cap Index Division (205)                     _____%     _____%
VIP Growth Division (216)                   _____%     _____%     Money Market I Division (206)                    _____%     _____%
VIP Contrafund Division (217)               _____%     _____%     Nasdaq-100 Index Division (207)                  _____%     _____%
VIP Asset Manager Division (218)            _____%     _____%     Science & Technology Division (208)              _____%     _____%
                                                                  Small Cap Index Division (209)                   _____%     _____%
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST              Stock Index Division (210)                       _____%     _____%
Franklin U.S. Government Division (243)     _____%     _____%
Mutual Shares Securities Division (244)     _____%     _____%     VANGUARD VARIABLE INSURANCE FUND
Templeton Foreign Securities Division (245) _____%     _____%     High Yield Bond Division (238)                   _____%     _____%
                                                                  REIT Index Division (239)                        _____%     _____%
JANUS ASPEN SERIES
International Growth Division (219)         _____%     _____%     VAN KAMPEN LIFE INVESTMENT TRUST
Worldwide Growth Division (220)             _____%     _____%     Growth & Income Division (246)                   _____%     _____%
Aggressive Growth Division (221)            _____%     _____%
                                                                  Other:_____________________________              _____%     _____%
J.P. MORGAN SERIES TRUST II                                                                                         100%       100%
JPMorgan Small Company Division (222)       _____%     _____%

MFS VARIABLE INSURANCE TRUST
MFS Emerging Growth Division (223)          _____%     _____%
MFS Research Division (224)                 _____%     _____%
MFS Capital Opportunities Division (225)    _____%     _____%
MFS New Discovery Division (226)            _____%     _____%
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USL 0093                                                                                                                Page  1 of 3
                                                                                                                                0502
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
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Dollar Cost Averaging
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Dollar Cost    ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) An amount can be systematically transferred from the Money Market I
Averaging      Division and transferred to one or more of the investment options below. The USL Declared Fixed Interest Account is not available for Dollar Cost Averaging. Please refer to the prospectus for more information on the Dollar Cost
               Averaging option.

               Day of the month for transfers: _____________________   (Choose a day of the month between 1-28.)

               Frequency of transfers:  [_] Monthly    [_] Quarterly    [_] Semiannually   [_] Annually

               Transfer $ ________________________________             ($100 MINIMUM, WHOLE DOLLARS ONLY)


AIM VARIABLE INSURANCE FUNDS                                     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
AIM V.I. International Growth Division (201) $__________         Mid-Cap Growth Division (227)                       $__________
AIM V.I. Premier Equity Division (202)       $__________
                                                                 PIMCO VARIABLE INSURANCE TRUST
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                       PIMCO Real Return Division (229)                    $__________
VP Value Division (203)                      $__________         PIMCO Short-Term Division (228)                     $__________
                                                                 PIMCO Total Return Division (230)                   $__________
AYCO SERIES TRUST
Ayco Growth Division (211)                   $__________         PUTNAM VARIABLE TRUST
                                                                 Putnam VT Diversified Income Division (231)         $__________
CREDIT SUISSE TRUST                                              Putnam VT Growth and Income Division (232)          $__________
Small Cap Growth Division (241)              $__________         Putnam VT Int'I Growth and Income Division (233)    $__________

DREYFUS INVESTMENT PORTFOLIOS                                    SAFECO RESOURCE SERIES TRUST
MidCap Stock Division (214)                  $__________         Equity Division (234)                               $__________
                                                                 Growth Opportunities Division (235)                 $__________
DREYFUS VARIABLE INVESTMENT FUND
Quality Bond Division (212)                  $__________         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Small Cap Division (213)                     $__________         Equity Growth Division (236)                        $__________
                                                                 High Yield Division (237)                           $__________
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
VIP Equity-Income Division (215)             $__________         VALIC COMPANY I
VIP Growth Division (216)                    $__________         International Equities Division (204)               $__________
VIP Contrafund Division (217)                $__________         Mid Cap Index Division (205)                        $__________
VIP Asset Manager Division (218)             $__________         Nasdaq-100 Index Division (207)                     $__________
                                                                 Science & Technology Division (208)                 $__________
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST             Small Cap Index Division (209)                      $__________
Franklin U.S. Government Division (243)      $__________         Stock Index Division (210)                          $__________
Mutual Shares Securities Division (244)      $__________
Templeton Foreign Securities Division (245)  $__________         VANGUARD VARIABLE INSURANCE FUND
                                                                 High Yield Bond Division (238)                      $__________
JANUS ASPEN SERIES                                               REIT Index Division (239)                           $__________
International Growth Division (219)          $__________
Worldwide Growth Division (220)              $__________         VAN KAMPEN LIFE INVESTMENT TRUST
Aggressive Growth Division (221)             $__________         Growth & Income Division (246)                      $__________

J.P. MORGAN SERIES TRUST II                                      OTHER _______________________________               $__________
JPMorgan Small Company Division (222)        $__________

MFS VARIABLE INSURANCE TRUST
MFS Emerging Growth Division (223)           $__________
MFS Research Division (224)                  $__________
MFS Capital Opportunities Division (225)     $__________
MFS New Discovery Division (226)             $__________
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Automatic Rebalancing
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Automatic      ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) Variable division assets will be automatically rebalanced based on the
Rebalancing    premium percentages designated on Page 1 of this form. If the USL Declared Fixed Interest Account has been designated for premium allocation, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

               CHECK HERE FOR AUTOMATIC REBALANCING FREQUENCY:  [_] Quarterly  [_] Semiannually  [_] Annually
               ----------------------------------------------   -------------  ----------------  -----------
               NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.

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Modified Endowment Contract
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Contract       If any premium payment causes the policy to be classified as a modified endowment contract under Section 7702A of the
               Internal Revenue Code, there may be potentially adverse tax consequences. Such consequences include: (1) withdrawals or loans being taxed to the extent of gain; and (2) a 10% penalty tax on the taxable amount. In order to avoid modified endowment status, I request any excess premium that could cause such status to be refunded.
                                                                                                         [_] YES   [_] NO
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USL 0093                                                                                                                 Page 2 of 3
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
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Death Benefit Compliance Test
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                           [_] Guideline Premium Test                           [_] Cash Value Accumulation Test
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Suitability
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Initial appropriate   1. Have you, the Proposed Insured(s) or Owner(s) (if different), received the variable universal life
box here:                insurance policy prospectus and the prospectuses describing the investment options?         [_] yes  [_] no
                         (IF "YES," PLEASE FURNISH THE PROSPECTUS DATES.)

                         Variable Universal Life Insurance Policy Prospectus:     __________

                         Supplements (if any):                                    __________

                      2. Do you understand and acknowledge:

                         a. THAT THE POLICY APPLIED FOR IS VARIABLE, EMPLOYS THE USE OF SEGREGATED ACCOUNTS WHICH
                            MEANS THAT YOU NEED TO RECEIVE AND UNDERSTAND CURRENT PROSPECTUSES FOR THE POLICY AND
                            THE UNDERLYING ACCOUNTS?                                                                 [_] yes  [_] no

                         b. THAT ANY BENEFITS, VALUES OR PAYMENTS BASED ON PERFORMANCE OF THE SEGREGATED
                            ACCOUNTS MAY VARY: AND                                                                   [_] yes  [_] no

                            (1)  ARE NOT GUARANTEED BY THE COMPANY, ANY OTHER INSURANCE COMPANY, THE U.S.
                                 GOVERNMENT OR ANY STATE GOVERNMENT?                                                 [_] yes  [_] no

                            (2)  ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY
                                 OTHER AGENCY, FEDERAL OR STATE?                                                     [_] yes  [_] no

                         c. THAT IN ESSENCE, ALL RISK IS BORNE BY THE OWNER EXCEPT FOR FUNDS PLACED IN
                            THE USL DECLARED FIXED INTEREST ACCOUNT?                                                 [_] yes  [_] no

                         d. THAT THE POLICY IS DESIGNED TO PROVIDE LIFE INSURANCE COVERAGE AND TO ALLOW FOR
                            THE ACCUMULATION OF VALUES IN THE SEGREGATED ACCOUNTS?                                   [_] yes  [_] no

                         e. THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE, DEPENDING
                            ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT?                                    [_] yes  [_] no

                         f. THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT
                            EXPERIENCE OF THE SEPARATE ACCOUNT, THE USL DECLARED FIXED INTEREST ACCOUNT
                            ACCUMULATION, AND CERTAIN EXPENSE DEDUCTIONS?                                            [_] yes  [_] no

                      3. Do you believe the Policy you selected meets your insurance and investment
                         objectives and your anticipated financial needs?                                            [_] yes  [_] no

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Your Signature
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Signatures   Signed at (city, state)
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             Print name of Broker/Dealer
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             X Registered Representative                                      State license #                   Date
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             X Proposed Contingent Insured                                                                      Date
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             X Other Proposed Contingent Insured                                                                Date
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             X Owner                                                                                            Date
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             (If different from Proposed Contingent Insured)

             X Additional Owner                                                                                 Date
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             (If different from Proposed Contingent Insured)
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USL 0093                                                                                                               Page 3 of 3
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